The Payden & Rygel Investment Group

Payden Global Low Duration Fund

Supplement dated July 14, 2026

to the

Prospectus, Summary Prospectus and Statement of Additional Information,

each dated February 28, 2026

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

The Board of Trustees of The Payden & Rygel Investment Group (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Reorganization Plan”) that provides for the reorganization of the Payden Global Low Duration Fund (the “Target Fund”), a series of the Trust, into the Payden Low Duration Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Reorganization is subject to a number of conditions, including approval of the Reorganization Plan by the Target Fund’s shareholders. If shareholders of the Target Fund approve the Reorganization Plan, the Reorganization is expected to take effect on or about October 23, 2026.

The Acquiring Fund and Target Fund pursue identical investment objectives and have similar principal investment strategies. Payden & Rygel (“Payden”) serves as each Fund’s investment advisor and will continue to serve as the Acquiring Fund’s investment advisor after the Reorganization.

The Reorganization Plan, which sets forth the terms of the Reorganization, provides for: (1) the Target Fund to transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the Target Fund’s net assets; and (2) the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. If the Target Fund’s shareholders approve the Reorganization Plan, those investors who are shareholders on the date of the Reorganization will become shareholders of the Acquiring Fund, receiving the number of full and fractional shares of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund that they held prior to the Reorganization, in complete liquidation of the Target Fund. Shareholders of the Target Fund, which offers Investor Class shares, will receive Investor Class shares of the Acquiring Fund.

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Payden will bear all direct expenses of the Reorganization, including the costs of preparing the Reorganization Plan and the combined proxy statement/prospectus that will be sent to shareholders seeking approval of the Reorganization Plan from the Target Fund’s shareholders, whether or not the Reorganization occurs.

You may continue to purchase shares of the Target Fund through September 30, 2026. A special meeting will be scheduled for shareholders of the Target Fund to consider and vote on the Reorganization Plan.

Shareholders of the Target Fund will receive a combined proxy statement/prospectus that contains additional information about the shareholder meeting and the proposed Reorganization. Shareholders should read these materials carefully, as they will contain a more detailed description of the proposed Reorganization.

The foregoing disclosure is not intended to solicit a proxy from any Target Fund shareholder.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE